                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                  placeCityWashington, StateD.C. PostalCode20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 21, 2006
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

           Delaware                           000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

              10 Oceana Way City, Norwood, Massachusetts              02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 440-3333
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         The  information  set forth below with respect to the  Consulting  Agreement  entered  into between  Elcom
International,  Inc.  (the  "Company")  and Laurence F. Mulhern in Item 5.02 of this Current  Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02  Departure  of  Directors  or  Principal  Officers;  Election  of  Directors;  Appointment  of  Principal
Officers.

         Effective  July 21, 2006,  Laurence F. Mulhern  resigned as the Chief  Financial  Officer and Secretary of the Company in order to pursue other  personal  business  interests.  Mr.  Mulhern will continue to be available to assist the Company on a  consultancy  basis  pursuant  to a  consulting  agreement,  dated as of July 21, 2006 (the
"Consulting  Agreement").  Pursuant  to the  Consulting  Agreement,  Mr.  Mulhern  will  be  available  to  perform consulting  services  for the  Company in support of its  accounting  and  finance  function  for 24 hours per week beginning  as of July 24, 2006 for a consulting  fee of $150 per hour  through  December 31, 2006 and $175 per hour thereafter,  until the Consulting  Agreement is terminated in accordance  with the terms  thereof.  The Company may terminate the  Consulting  Agreement,  with or without  cause,  with prior written  notice.  Under the terms of the
Consulting  Agreement,  Mr. Mulhern is subject to customary  non-disclosure  and intellectual  property  assignment provisions.  The preceding  description  of the terms of the  Consulting  Agreement is qualified in its entirety by reference to the full text of the  Consulting  Agreement,  which is filed as Exhibit 10.1 to this Current Report on
Form 8-K and is  incorporated  by  reference  herein.  Mr.  Mulhern has served as the Chief  Financial  Officer and
Secretary of the Company since June 2004.  Previously,  from December 2003 until May 2004,  Mr.  Mulhern  served as an independent consultant to the Company under similar arrangements.

         The Company is in the process of  interviewing  candidates  for the position of Vice  President of Finance and anticipates that it will hire a candidate for that position within the next two months.

         John E. Halnen,  the President  and Chief  Executive  Officer of the Company,  will serve as the Company's principal  financial  officer and principal  accounting  officer on an interim basis until such time as the Company appoints a new  officer to serve in those  positions.  Although he does not have a specific  financial  background,
Mr.  Halnen has served as the Chief  Executive  Officer of the Company  since  December  2005,  as President of the
Company  since  November  2000 and as a Director of the Company  since June 2003.  A  description  of Mr.  Halnen's biographical  information,  relationships  and transactions  with the Company and employment  arrangements with the
Company is contained in the Company's  Definitive  Proxy  Statement on Schedule 14A filed with the  Securities  and
Exchange Commission on June 20, 2006 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.                  Description
10.1                         Consulting  Agreement,  dated  as of July  21,  2006,  by and  among  Elcom
                             International, Inc. and Laurence F. Mulhern.

SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   July 21, 2006
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                                                                        By:   /s/ John E. Halnen
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                                                                       -----------------------------------------------
                                                                       John E. Halnen
                                                                       President and Chief Executive Officer

                                                   EXHIBIT INDEX

        Exhibit No.          Description
           10.1              Consulting Agreement, dated as of July 21, 2006, by and among Elcom
                             International, Inc. and Laurence F. Mulhern.